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                        AIM SPECIAL OPPORTUNITIES FUNDS

                        AIM LARGE CAP OPPORTUNITIES FUND

                         Supplement dated May 10, 2000
                   to the Prospectus dated December 30, 1999
                           as revised March 31, 2000


At a meeting held on May 10, 2000, the Board of Trustees of AIM Special Opportunities Funds, on behalf of AIM Large Cap Opportunities Fund
(the fund), voted to close the fund as soon as reasonably practicable after the fund has assets under management of $750 million.

The Board of Trustees determined that the fund may soon reach a size in assets under management where it will become increasingly difficult to satisfy the fund's investment objective and strategies, which include a dynamic hedging program. This difficulty is due to the limited size of the market for large-capitalized common stocks available for hedging purposes. For this reason, the fund will be closed as soon as reasonably practicable after the fund has assets under management of $750 million (the closing date). Existing shareholders of the fund who maintain open accounts will be permitted to continue to make additional investments in the fund.

The fund will accept properly completed Account Applications postmarked by the close of business on the closing date. IRA transfers or rollovers will be accepted if a properly completed IRA application and transfer form are postmarked by the close of business on the closing date. New Account Applications, IRA applications or IRA transfer forms received by fax will not be accepted.

During this period that the fund is closed to new investors, the distribution and service (12b-1) fee for Class A shares will be reduced from 0.35% to 0.25% of the fund's average daily net assets attributable to the Class A shares. The 12b-1 fees for Class B and Class C shares will not be reduced during this closed period.

The fund may resume sales of shares to new investors at some future date if the Board of Trustees determines that it would be in the best interest of shareholders.